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EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-KSB of San Rafael Bancorp for the year ended December 31, 2003, I, Michael Moulton, Chief Financial Officer of San Rafael Bancorp, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2003, that:

        (1)   such Annual Report on Form 10-KSB of San Rafael Bancorp for the year ended December 31, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2)   the information contained in such Annual Report on Form 10-KSB of San Rafael Bancorp for the year ended December 31, 2003, fairly presents, in all material respects, the financial condition and results of operations of San Rafael Bancorp.

Dated: March 29, 2004	/S/ MICHAEL MOULTON MICHAEL MOULTON Chief Financial Officer (Principal Financial Officer)

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CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350